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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 24, 2005

                              BRE Properties, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-14306                94-1722214
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)        Identification No.)

44 Montgomery Street, 36th floor, San Francisco, CA            94104-4809
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (415) 445-6530


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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    Item 8.01 Other Events

    On February 24, 2005, we announced the BRE board of directors approved regular common and preferred stock dividends for the quarter ending March 31, 2005. All common and preferred dividends will be payable on Thursday, March 31, 2005 to shareholders of record on March 16, 2005.

    The board approved a 2.5% increase for the first quarter 2005 common dividend to $0.50 per share. The quarterly dividend payment is equivalent to $2.00 per share on an annualized basis, and represents a yield of approximately 5.1% on yesterday's closing price of $39.00 per share. BRE has paid uninterrupted quarterly dividends to shareholders since the company's founding in 1970.

    The 8.08% Series B dividend is $0.505 per share; the 6.75% Series C dividend is $0.421875 per share. The first quarterly payment on the 6.75% Series D dividend is $0.421875 per share, plus a payment of $0.1078 per share for 23 days outstanding in December 2004, for a total of $0.529688 per share.

    About BRE Properties

    BRE Properties--a real estate investment trust--develops, acquires and manages apartment communities convenient to its residents' work, shopping, entertainment and transit in supply-constrained Western U.S. markets. BRE directly owns and operates 85 apartment communities totaling 24,198 units in California, Arizona, Washington, Utah and Colorado. The company currently has eight other properties in various stages of development and construction, totaling 2,051 units, and joint venture interests in two additional apartment communities, totaling 488 units.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BRE Properties, Inc.
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                                              (Registrant)

Date: February 24, 2004                             /s/ Edward F. Lange, Jr.
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                                                    Name: Edward F. Lange, Jr.